UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2010

ALICO, INC.
(Exact Name of Registrant as Specified in Charter)

FLORIDA	0-261	59-0906081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

POST OFFICE BOX 338, LA BELLE, FLORIDA	33975
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (863) 675-2966

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 8.01                      Other Events.

Alico announced today that the time and date of the previously announced foreclosure auction had been changed. The auction will now take place on the steps of the Lee County Courthouse in Fort Myers, Florida on September 14, 2010 at 11:00 a.m.

Further details concerning the transaction are included in the attached press release as exhibit 99.1

Item 9.01.                      Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)           Exhibits.

The following exhibits are included with this Report:

Exhibit 99.1      Press Release Updating Property Auction Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC. (Registrant)

Date: August 13, 2010	By:	/s/ Patrick W. Murphy
Patrick W. Murphy
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release Announcing Update of Property Auction Information.